Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2001 under the Securities and Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Company whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III, J. W. Carr, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 22nd day of March, 2002.

/s/ JOSEPH H. NETHERLAND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2001 under the Securities and Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Company whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III, J. W. Carr, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 22nd day of March, 2002.

/s/ ROBERT N. BURT

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2001 under the Securities and Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Company whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III, J. W. Carr, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 22nd day of March, 2002.

/s/ MIKE R. BOWLIN

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2001 under the Securities and Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Company whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III, J. W. Carr, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 22nd day of March, 2002.

/s/ B. A. BRIDGEWATER, JR.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2001 under the Securities and Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Company whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III, J. W. Carr, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 22nd day of March, 2002.

/s/ JAMES R. THOMPSON

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2001 under the Securities and Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Company whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III, J. W. Carr, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 22nd day of March, 2002.

/s/ THOMAS M. HAMILTON

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2001 under the Securities and Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Company whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III, J. W. Carr, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 22nd day of March, 2002.

/s/ EDWARD J. MOONEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2001 under the Securities and Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Company whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III, J. W. Carr, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 22nd day of March, 2002.

/s/ JAMES R. RINGLER

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, FMC TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 2001 under the Securities and Exchange Act of 1934, as amended; and

WHEREAS, the undersigned holds and may hereafter from time to time hold one or more positions in the Company whether as an Officer, a Director, or both, such that the undersigned may be required or permitted in such capacity or capacities, or on behalf of the Company, to sign one or more of such documents;

NOW, THEREFORE, the undersigned hereby constitutes and appoints W. H. Schumann, III, J. W. Carr, and S. H. Shapiro or any of them, his attorney for him or her and in his or her name, place and stead, and in each of his or her offices and capacities in the Company as may now or hereafter exist, to sign and file said Form 10-K and any and all amendments, schedules and exhibits thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 22nd day of March, 2002.

/s/ ASBJØRN LARSEN